Exhibit 32.1

CERTIFICATE PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report (the “Report”) on the Form 10-Q of Cleantech Transit, Inc. (the “Company”) for the three months ended January 31, 2011, as filed with the Securities and Exchange Commission on the date hereof, I, Alexander Holtermann, Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

1. The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)), as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date:  March 22, 2011

/s/ Alexander Holtermann
Alexander Holtermann
Chief Executive Officer, President
(Principal Executive Officer)